MFS(R) INSTITUTIONAL TRUST:

                      MFS(R) INSTITUTIONAL CORE EQUITY FUND
                   MFS(R) INSTITUTIONAL EMERGING EQUITIES FUND
                 MFS(R) INSTITUTIONAL INTERNATIONAL EQUITY FUND
             MFS(R) INSTITUTIONAL INTERNATIONAL RESEARCH EQUITY FUND
                   MFS(R) INSTITUTIONAL LARGE CAP GROWTH FUND
                    MFS(R) INSTITUTIONAL LARGE CAP VALUE FUND
                    MFS(R) INSTITUTIONAL MID CAP GROWTH FUND
                MFS(R) INSTITUTIONAL REAL ESTATE INVESTMENT FUND
                       MFS(R) INSTITUTIONAL RESEARCH FUND

                        Supplement to Current Prospectus

Effective immediately, the first two paragraphs under the caption "Other Information - Pricing of Fund Shares" in the Trust's prospectus is replaced in their entirely by the following:

The price of each fund's shares is based on its net asset value. The net asset value of each fund's shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The New York Stock Exchange is closed on most national holidays and Good Friday. To determine net asset value, each fund values its assets at current market prices where current market prices are readily available, or at fair value as determined under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. For example, in valuing securities that trade principally on foreign markets, each fund uses the most recent closing market prices where available from the markets on which they principally trade, unless the most recent closing market prices, in the fund's judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the fund's valuation time, such closing prices may not be reflective of current market prices and current market prices may not be readily available when the fund determines its net asset value, and therefore the fund may adjust closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time.

Effective immediately, first and second paragraphs under the caption "How To Purchase, Exchange and Redeem Shares--Other Considerations" in the Trust's prospectus are replaced in their entirety by the following:

Right to Reject or Restrict Purchase and Exchange Orders. Purchases and exchanges should be made for investment purposes only. The funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by a financial intermediary such as a retirement plan sponsor through which the transaction is placed. In the event that a fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The funds reserve the right to delay for up to two business days the processing of exchange requests in the event that, in the funds' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will be processed at the conclusion of the delay period.



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Excessive Trading Policies. Excessive trading into and out of the funds can disrupt portfolio investment strategies and increase fund operating expenses. The funds are not designed for excessive trading practices. The funds and their agents reserve the right to restrict, reject or cancel purchase and exchange orders, as described above, which represent excessive trading.

The funds may receive purchase, exchange and redemption orders from financial intermediaries such as retirement plans which maintain omnibus accounts with the funds. Omnibus account arrangements are common forms of holding shares of a fund, particularly among retirement plans. These arrangements permit multiple investors (e.g., plan participants) to aggregate their respective share ownership positions and purchase, redeem and exchange fund shares where the identity of the particular shareholder(s) is not known to a funds. Therefore, the ability of the fund to detect excessive trading practices with respect to shares held through omnibus arrangements is limited.


                The date of this supplement is November 24, 2003.